Exhibit 10.4

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of March 15, 2001, is entered into by and among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the "Company"), BANK OF AMERICA, N.A., as administrative agent for itself and the Lenders (the "Agent"), and the several financial institutions parties to the Credit Agreement (collectively, the "Lenders") signatory hereto.

                            RECITALS

        A. The Company, Lenders, and Agent are parties to a Credit Agreement (Asset Disposition Bridge Facility) dated as of
November 3, 2000 (the "Credit Agreement") pursuant to which the
Agent and the Lenders have extended certain credit facilities to the Company.

        B. The Company has requested that the Lenders agree to certain amendments of the Credit Agreement.

        C. The Lenders are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

                2.   Amendments to Credit Agreement.

               (a) Section 1.01 of the Credit Agreement shall be amended by deleting clause (a) of the definition of "Indebtedness for Borrowed Money" therein and replacing such clause with the following:

          (a) all indebtedness of such Person for borrowed money, excluding the Company's Premium Equity Participating
     Security Units, whether or not treated as indebtedness under GAAP;

               (b) Section 2.07 of the Credit Agreement shall be amended by adding the following sentence at the end of clause (c) thereof:
"Notwithstanding anything herein to the contrary, from the Effective Date under and as defined in the First Amendment to this Agreement through the Maturity Date, each of the percentages as would apply pursuant to clauses (a) and (b) above and this clause (c) as the Applicable Margin for Reference Rate Loans and
Offshore Rate Loans shall be increased by 0.25%.

                (c)  The Credit Agreement shall be amended by deleting Section
8.08 thereof in its entirety and replacing such Section with the following:

          8.08 Leverage Ratio.   The Company shall not permit the
     ratio of (a) Funded Indebtedness on the last day of any fiscal quarter to (b) EBITDA for the Measurement Period ending on such date to be greater than 4.50 to 1.00.

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          3.   Representations and Warranties.  The Company hereby
represents and warrants as follows:

               (a) No Default or Event of Default has occurred and is continuing.

                (b) The execution, delivery and performance by the Company of this Amendment (and the execution, delivery and performance by each of the Principal Subsidiaries party to the Consent described below of the Consent) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset, and the Consent constitutes the legal, valid and binding obligations of the Principal Subsidiaries party thereto, enforceable against such Person it in accordance with its respective terms, without defense, counterclaim or offset.

        (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

        (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Lenders or any other person.

          4. Effective Date. This Amendment will become effective on March 15, 2001 (the "Effective Date") provided that each of the following conditions precedent has been satisfied:

               (a) The Agent has received from the Company and the Required Lenders a duly executed original or facsimile counterpart of this Amendment, together with a duly executed original or facsimile counterpart of the Guarantor Acknowledgment and Consent in the form attached hereto (the "Consent") (any such facsimiles to be promptly followed by the originals thereof).

                (b) All representations and warranties contained herein are true and correct as of the Effective Date.

                (c) The Company shall have paid to the Agent, for the account of each Lender that has executed a counterpart of this Amendment and delivered (by hard copy or facsimile) the same to the Agent or its counsel by 5:00 p.m. (San Francisco time) the Business Day before the Effective Date, a nonrefundable amendment fee in an amount equal to such Lender's Commitment multiplied by 0.125%;
which amounts the Company hereby covenants to pay to the Agent for the account of such Lenders on demand.

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          5.   Reservation of Rights.  The Company acknowledges and agrees that the execution and delivery by the Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Lenders to forbear or execute similar agreements under the same or similar circumstances in the future.

        6.   Miscellaneous.

               (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit
Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

        (c) This Amendment shall be governed by and construed in accordance with the law of the State of New York.

        (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

        (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This
Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.02 of the Credit
Agreement.

        (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

        (g) Company confirms its obligations under Section 11.04(a) of the Credit Agreement to reimburse the Agent for all costs and expenses including reasonable attorneys' fees and expenses incurred by the Agent in connection with this Amendment.

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          IN WITNESS WHEREOF, the parties hereto have executed
and delivered this Amendment as of the date first above written.


                              GEORGIA-PACIFIC CORPORATION


                              By: /s/ Phillip M. Johnson
                              Name: Phillip M. Johnson
                              Title: Vice President and Treasurer


                              BANK OF AMERICA, N.A.,
                              as Agent and as Lender

                              By: /s/ Michael Balok
                              Name: Michael Balok
                              Title:    Managing Director


                              MERRILL LYNCH CAPITAL CORP,
                              as Co-Syndication Agent and as Lender

                              By: /s/ Carol J. E. Feeley
                              Name: Carol J. E. Feeley
                              Title: Vice President


                              MORGAN STANLEY SENIOR
                              FUNDING, INC.
                              as Co-Syndication Agent and as Lender


                              By: /s/ T. Morgan Edwards II
                              Name: T. Morgan Edwards II
                              Title: Vice President


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                    GUARANTOR ACKNOWLEDGMENT
                           AND CONSENT

     The undersigned, each a guarantor or third party pledgor with respect to the Company's obligations to the Agent and the Lenders under the Credit Agreement, each hereby (i) acknowledge and consent to the execution, delivery and performance by Company of the foregoing First Amendment to Credit Agreement ("Amendment"), and (ii) reaffirm and agree that the respective guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Lenders in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment.)

                         UNISOURCE WORLDWIDE, INC.


                         By: /s/ Phillip M. Johnson
Dated: March 15, 2001    Title: Vice President and Treasurer

                         Address:  c/o Georgia-Pacific Corporation
                               133 Peachtree Street, N.E.
                               Atlanta, Georgia 30348-5605

                         Attn: Treasurer's Department
                         Facsimile:  404-230-5598


                         GREAT NORTHERN NEKOOSA
                               CORPORATION


                         By: /s/ Phillip M. Johnson
Dated: March 15, 2001    Title: Vice President and Treasurer

                         Address:  c/o Georgia-Pacific Corporation
                               133 Peachtree Street, N.E.
                               Atlanta, Georgia 30348-5605

                         Attn: Treasurer's Department
                         Facsimile:  404-230-5598

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                         BRUNSWICK PULP & PAPER
                              COMPANY


                         By: /s/ Phillip M. Johnson
Dated: March 15, 2001    Title: Vice President and Treasurer

                         Address:  c/o Georgia-Pacific Corporation
                               133 Peachtree Street, N.E.
                               Atlanta, Georgia 30348-5605

                         Attn: Treasurer's Department
                         Facsimile:  404-230-5598



                         GEORGIA-PACIFIC WEST, INC.


                         By: /s/ Phillip M. Johnson
Dated: March 15, 2001    Title: Vice President and Treasurer

                         Address:  c/o Georgia-Pacific Corporation
                               133 Peachtree Street, N.E.
                               Atlanta, Georgia 30348-5605

                         Attn: Treasurer's Department
                         Facsimile:  404-230-5598


                         G-P GYPSUM CORPORATION


                         By: /s/ Phillip M. Johnson
Dated: March 15, 2001    Title: Vice President and Treasurer

                         Address:  c/o Georgia-Pacific Corporation
                               133 Peachtree Street, N.E.
                               Atlanta, Georgia 30348-5605

                         Attn:     Treasurer's Department
                         Facsimile:  404-230-5598


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                         LEAF RIVER FOREST PRODUCTS, INC.


                         By: /s/ Phillip M. Johnson
Dated: March 15, 2001    Title: Vice President and Treasurer

                         Address:  c/o Georgia-Pacific Corporation
                               133 Peachtree Street, N.E.
                               Atlanta, Georgia 30348-5605

                         Attn:     Treasurer's Department
                         Facsimile:  404-230-5598



                         NEKOOSA PACKAGING CORPORATION


                         By: /s/ Phillip M. Johnson
Dated: March 15, 2001    Title: Vice President and Treasurer

                         Address:  c/o Georgia-Pacific Corporation
                               133 Peachtree Street, N.E.
                               Atlanta, Georgia 30348-5605

                         Attn:     Treasurer's Department
                         Facsimile:  404-230-5598



                         NEKOOSA PAPERS INC.


                         By: /s/ Phillip M. Johnson
Dated: March 15, 2001    Title: Vice President and Treasurer

                         Address:  c/o Georgia-Pacific Corporation
                               133 Peachtree Street, N.E.
                               Atlanta, Georgia 30348-5605

                         Attn:     Treasurer's Department
                         Facsimile:  404-230-5598


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                         FORT JAMES CORPORATION


                         By: /s/ Phillip M. Johnson
Dated: March 15, 2001    Title: Vice President and Treasurer

                         Address:  c/o Georgia-Pacific Corporation
                               133 Peachtree Street, N.E.
                               Atlanta, Georgia 30348-5605

                         Attn:     Treasurer's Department
                         Facsimile:  404-230-5598


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